Exhibit 10(ll)

[on National Bank of Canada letterhead]

October 14, 2005

Mr. Paul Heck

Vice-President, Finance

Carsen Group Inc.

151 Telson Road

Markham  ON  L3R 1E7

Dear Mr. Heck:

Re:                               Amended and Restated Loan Agreement dated August 1, 2003, as amended and renewed (the “Loan Agreement”) between Carsen Group Inc., as borrower (the “Borrower”) and National Bank of Canada, as lender (the “Lender”)

Further to our letter dated June 22, 2005, we hereby confirm the following amendments to the Loan Agreement:

1.                                       The definition of “Operating Commitment” in Section 1.1 of the Loan Agreement is replaced by the following:

“Operating Commitment” means, at any time, in respect of the Operating Facility, up to U.S. $3,000,000.00, as reduced pursuant to Article 2.

2.                                       The definition of “Repayment Date” in Section 1.1 of the Loan Agreement is replaced by the following:

“Repayment Date” means, in respect of the repayment of all Accommodations made under each of the Operating Facility and the Foreign Exchange Hedging Facility, July 31, 2006.

3.                                       Section 3.2(2) of the Loan Agreement is hereby replaced by the following:

Each Borrowing by way of Canadian Prime Rate Advances or Base Rate (Canada) Advances in excess of Cdn.$500,000 shall, notwithstanding the provisions of Schedule 4.1(2), be made on not less than 3 Business Days notice given not later than 11:00 a.m. (Toronto time) by the Borrower to the Lender.  Each notice of a Borrowing shall be irrevocable and binding on the Borrower, shall be substantially in the form of Schedule 3.2(1) and shall specify (i) the requested date of the Borrowing, (ii) whether the Borrowing is to be by way of Canadian Prime Rate Advance or Base Rate (Canada) Advance; and (iii) the aggregate amount of the Borrowing.

Each Borrowing by way of Canadian Prime Rate Advances or Base Rate (Canada) Advances not in excess of Cdn.$500,000, may be made on no advance notice to the Lender.

Each Borrowing by way of Canadian Prime Rate Advances or Base Rate (Canada) Advances may be made by utilizing or drawing upon (a “Utilization”) the Borrower’s Canadian Dollar Account (in the case of Canadian Prime Rate Advances) or the Borrower’s U.S. Dollar Account (in the case of Base Rate (Canada) Advances) up to a maximum principal amount available such that the Accommodations Outstanding do not exceed the Lending Limit.  Each Utilization of the Borrower’s Accounts in the principal amount utilized shall be deemed to be an Accommodation Outstanding as at the time such Utilization becomes outstanding.

4.                                       Section 5.4 of the Loan Agreement is hereby amended by adding the following as a second paragraph to Section 5.4:

Without limiting the generality of this Section 5.4, the Borrower shall, prior to the Repayment Date, pay to the Lender the sum of Cdn.$245,000 as a Documentary Credit Deposit Amount to be held by the Lender in respect of an outstanding letter of credit issued in favour of the University of Ottawa in an interest bearing account to be applied on any drawing by the University of Ottawa or other Beneficiary.  If no Drawing is made in respect of this letter of credit prior to its expiry date, the said Documentary Credit Deposit Amount and any accrued interest thereon, shall be returned to the Borrower promptly following the expiry or cancellation of this letter of credit.

5.                                       Section 6.1 of the Loan Agreement is hereby amended by adding the following as Section 6.1(4):

(4)           The Borrower shall, on or before July 31, 2005, amend or terminate any Foreign Exchange Hedging Arrangement outstanding hereunder that matures or expires after the Repayment Date such that, on or before July 31, 2005, all Foreign Exchange Hedging Arrangements outstanding hereunder will mature or expire on or before the Repayment Date.

We note that notwithstanding anything contained herein the Borrower and the Lender will be bound by the terms and conditions contained in the Loan Agreement and that the Lender continues to reserve all its rights and remedies.

Kindly confirm your acceptance of the foregoing by signing and returning a copy of this letter to the Lender on or before August 31, 2005.

Yours truly,

NATIONAL BANK OF CANADA

By:
Name:
Title:

By:
Name:
Title:

ACCEPTANCE:

We accept the terms and conditions outlined herein this           day of August, 2005.

CARSEN GROUP INC.

By:
Name:
Title:

By:
Name:
Title: